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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)    March 26 , 2001
                                                --------------------------------

                               ALZA CORPORATION
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              (Exact name of registrant as specified in Charter)

           Delaware                     1-6247                 77-0142070
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(State or Other Jurisdiction       (Commission File           (IRS Employer
of Incorporation)                      Number)             Identification No.)

1900 Charleston Road, P.O. Box 7210, Mountain View, CA          94039-7210
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:    (650) 564-5000
                                                   -----------------------------

                                     None
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On March 26, 2001, ALZA Corporation, a Delaware corporation ("ALZA"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Johnson & Johnson, a New Jersey corporation ("J&J"), and Express Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of J&J (the "Merger Sub"). Pursuant to the terms of the Merger Agreement, and subject to the conditions set forth therein (including approval of the transaction by the stockholders of ALZA), the Merger Sub will be merged with and into ALZA (the "Merger"). At the effective time of the Merger, the separate existence of the Merger Sub will cease, ALZA will become a wholly-owned subsidiary of J&J and each outstanding share of ALZA common stock will be exchanged for 0.49 shares of J&J common stock. The Merger is intended to be a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes.

     In connection with the Merger Agreement, ALZA has issued an option (the "Option") to J&J to purchase up to 47,466,356 shares of Common Stock of ALZA at an exercise price of $41.84 per share. The Option may be exercised by J&J upon the occurrence of certain events specified therein relating to a proposed acquisition by a third party.

     In connection with the Merger Agreement and the Option, ALZA amended its stockholder rights agreement to provide that the stockholder rights agreement will not apply to the transactions contemplated by the Merger Agreement and the Option.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits

     Exhibit 2.1 Agreement and Plan of Merger, dated March 26, 2001, by and among ALZA Corporation, a Delaware corporation, Johnson & Johnson, a New Jersey corporation, and Express Merger Sub Inc., a Delaware corporation.

     Exhibit 10.1 Stock Option Agreement, dated March 26, 2001, by and between ALZA Corporation, a Delaware corporation, and Johnson & Johnson, a New Jersey corporation.

     Exhibit 10.2 Amendment No. 1 to Rights Agreement, dated March 26, 2001, between ALZA Corporation, a Delaware corporation, and Fleet National Bank (Formerly BankBoston, N.A.), as rights agent.

     Exhibit 99.1    Press Release dated March 26, 2001.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



Date:  March 26, 2001                  ALZA CORPORATION


                                       By:  /s/ Peter D. Staple
                                            ----------------------------
                                            Peter D. Staple
                                            Executive Vice President
                                            and General Counsel
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                                 EXHIBIT INDEX


Exhibit           Description
-------           -----------

Exhibit 2.1 Agreement and Plan of Merger, dated March 26, 2001, by and among ALZA Corporation, a Delaware corporation, Johnson & Johnson, a New Jersey corporation, and Express Merger Sub Inc., a Delaware corporation, dated as of March 26, 2001, including exhibits thereto.

Exhibit 10.1 Stock Option Agreement, dated March 26, 2001, by and between ALZA Corporation, a Delaware corporation, and Johnson & Johnson, a New Jersey corporation.

Exhibit 10.2 Amendment No. 1 to Rights Agreement, dated March 26, 2001, between ALZA Corporation, a Delaware corporation, and Fleet National Bank (Formerly BankBoston, N.A.), as rights agent.

Exhibit 99.1      Press Release dated March 26, 2001.